Exhibit 10.15

EXECUTION VERSION

First Amendment

to

Credit Agreement

Dated as of June 20, 2008

among

McMoran Exploration Co.,
As Parent,

McMoran Oil & Gas LLC,
as Borrower,

The Guarantors,

JPMorgan Chase Bank, N.A.
as Administrative Agent,

GE Business Financial Services Inc.,
fka Merrill Lynch Business Financial Services Inc.
as Syndication Agent,

Toronto Dominion (Texas) LLC, BNP Paribas,
and ING Capital LLC,
as Documentation Agents,

and

The Lenders Party Hereto

____________________________________________________________________________________________

First Amendment To Amended and Restated Credit Agreement

THIS First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) dated as of June 20, 2008, is among McMoran Exploration Co., a Delaware corporation (the “Parent”), McMoran Oil & Gas LLC, a Delaware limited liability company (the “Borrower”), the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), GE Business Financial Services Inc., fka Merrill Lynch Business Financial Services Inc., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and The Toronto Dominion (Texas) LLC, BNP Paribas, and ING Capital LLC, as co-documentation agents for the Lenders (in such capacity, together with its successors in such capacity, each a “Documentation Agent”).

R E C I T A L S

A.           The Borrower, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of August 6, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment.  Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of June 20, 2008, among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means June 20, 2008.

2.2 Amendment to Section 2.07(a).  Section 2.07(a) is hereby amended in its entirety to read as follows:

(a)           Borrowing Base.  For the period from and including the First Amendment Effective Date to September 30, 2008, the amount of the Borrowing Base shall be $500,000,000.  For the period from and including the First Amendment Effective Date to the next Scheduled Redetermination Date, the Conforming Borrowing Base shall be $400,000,000.

On each of October 1, 2008 and December 31, 2008, the Borrowing Base shall reduce on each such date in an amount equal to $50,000,000 (the “Borrowing Base Amortization”) and on December 31, 2008, the Conforming Borrowing Base shall equal the Borrowing Base and all references to “Conforming Borrowing Base” in this Agreement shall have no further force or effect.

Notwithstanding the foregoing, the Borrowing Base and the Conforming Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12(d).

Section 3. New Lenders, New Commitments and New Agents.

3.1 New Lenders and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective maximum Credit Amounts and Commitments and to, among other things, allow each of Toronto Dominion (Texas) LLC and U.S. Bank National Association to become a party to the Credit Agreement as a Lender, (each a “New Lender”) by acquiring an interest in the total maximum Credit Amounts and Commitments and to increase the maximum Credit Amounts and Commitment of ING Capital LLC (an “Increasing Lender”).  The Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s and Increasing Lender’s acquisition of an interest in the maximum Credit Amounts and Commitments.  On the First

Amendment Effective Date and after giving effect to such reallocations, the maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I of this First Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement.  With respect to such reallocation, each New Lender and Increasing Lender shall be deemed to have acquired the maximum Credit Amounts and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit G to the Credit Agreement as if such New Lender, such Increasing Lender and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.

3.2 New Documentation Agents; Appointment; Powers.

(a) Each of the Lenders and the Issuing Bank hereby irrevocably appoints Toronto Dominion (Texas) LLC and ING Capital LLC, as a Documentation Agent for the Lenders.  BNP Paribas shall also retain its appointment as a Documentation Agent.

(b) The provisions of Article XI of the Credit Agreement apply to each new Documentation Agent named in this First Amendment.

Section 4. Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1 The Administrative Agent shall have received from all of the Lenders, the Parent, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

4.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

4.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2 Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each

Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3 Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4 No Oral Agreement.  This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5 GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:                                                                           MCMORAN OIL & GAS LLC

By:         /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

PARENT:                                                                           MCMORAN EXPLORATION CO.

By:          /s/ Kathleen L. Quirk
Kathleen L. Quirk, Senior Vice
President & Treasurer

GUARANTORS:                                                                                     K-MC VENTURE I LLC

By:           MCMORAN OIL & GAS LLC,
its sole member

By:          /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

FREEPORT CANADIAN
EXPLORATION COMPANY

By:           MCMORAN OIL & GAS LLC,
its sole member

By:          /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

MCMORAN INTERNATIONAL INC.

By:           MCMORAN OIL & GAS LLC,
its sole member

By:          /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

Signature Page
First Amendment

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:  /s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title:   Vice President

GE BUSINESS FINANCIAL SERVICES INC., fka Merrill Lynch Business Financial Services Inc., as Syndication Agent and as
a Lender

By:  /s/ Randall F Hornick
Name:  Randall F. Hornick
Title:

BNP PARIBAS, as a Documentation Agent and as a Lender

By:  /s/ Polly Schott
Name:  Polly Schott
Title:    Director

By:   /s/ Betsy Jocher
Name:  Betsy Jocher
Title:    Director

TORONTO DOMNION (TEXAS) LLC, as a Documentation Agent and as a Lender

By:  /s/ Ian Murray
Name:  Ian Muray
Title:

Signature Page
First Amendment

ING CAPITAL LLC, as a Documentation Agent and as a Lender

By:  /s/ Charles E. Hall
Name:  Charles E. Hall
Title:    Managing Director

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Daria Mahoney
Name:  Daria Mahoney
Title: Vice President

CAPITAL ONE, N.A., as a
Lender

By:  /s/ Stan G. Weiser Jr.
Name:  Stan G. Weiser Jr.
Title:    Vice President

Signature Page
First Amendment

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	24.50%	$ 122,500,000.00
GE Business Financial Services Inc.	24.50%	$ 122,500,000.00
BNP Paribas	15.00%	$ 75,000,000.00
Toronto Dominion (Texas) LLC	15.00%	$ 75,000,000.00
ING Capital LLC	10.00%	$ 50,000,000.00
US Bank, N.A.	6.00%	$ 30,000,000.00
Capital One, N.A.	5.00%	$ 25,000,000.00
TOTAL	100.00%	$ 500,000,000.00

Annex I